Independent Auditors' Consent


Oppenheimer New York Municipal Fund:

We consent to the incorporation by reference in this registration statement on Form N-14 of our report dated October 21, 1997, appearing in the Annual Report of Oppenheimer New York Municipal Fund.



                                          /s/  KPMG Peat Marwick LLP
                                          ------------------------------------
                                          KPMG Peat Marwick LLP


Denver, Colorado
September 14, 1998